16. SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
Notes to Financial Statements
Note 16. SUBSEQUENT EVENTS

16.           SUBSEQUENT EVENTS

Subsequent to December 31, 2012:

The Company granted 4,985,000 stock options with an exercise price of C$0.56.

On February 15, 2013, the Company entered into a financing package with Sandstorm Gold Ltd. (“Sandstorm”) for gross proceeds of approximately $55 million consisting of three components:

1)	An equity participation and funding agreement that provided an upfront deposit (the “Deposit”) from Sandstorm of $40 million. The Company will use future payments that it receives from its mineral property interests to purchase and deliver metal credits to Sandstorm, in amounts that are indexed to the Company’s share of gold, silver and copper production from the Joint Venture Property as follows:

·	25.7% of the Company’s share of gold and silver, and 2.5% of the Company’s share of copper, produced from the portion of the Shivee Tolgoi mining licence included in the Joint Venture Property; and

·	33.8% of the Company’s share of gold and silver, and 2.5% of the Company’s share of copper, produced from the Javhlant mining licence.

In addition to the Deposit, upon delivery of the metal credits Sandstorm will make a cash payment to the Company equal to the lesser of the prevailing market price and $220 per ounce of gold, $5 per ounce of silver and $0.50 per pound of copper (subject to inflation adjustments).  After approximately 8.6 million ounces of gold, 40.3 million ounces of silver and 9.1 billion pounds of copper have been produced from the entire Joint Venture Property, the cash payment will increase to the lesser of the prevailing market price or $500 per ounce of gold, $10 per ounce of silver and $1.10 per pound of copper (subject to inflation adjustments).  To the extent that the prevailing market price is greater than the amount of the cash payment, the difference between the two will be credited against the Deposit (the net amount of the Deposit being the “Unearned Balance”).  If an event of a partial expropriation of Entrée’s interest in the Joint Venture Property, which is not reversed during the abeyance period provided for in the equity participation and funding agreement, the Company will be required to return a pro rata portion of the Deposit (the amount of the repayment not to exceed the amount of the Unearned Balance).  In the event of a full expropriation, the full amount of the Unearned Balance must be returned with interest.

The Company is not required to deliver actual metal, and the Company may use revenue from any of its assets to purchase the requisite amount of metal credits.

2)	A C$10 million private placement pursuant to which the Company issued 17,857,142 common shares to Sandstorm at a price of C$0.56 per share closed on March 1, 2013. Rio Tinto International Holdings Limited did not exercise it’s pre-emptive rights. The pre-emptive rights accordingly terminated effective March 1, 2013.

3)	A $5 million payment from Sandstorm in return for a 0.4% NSR royalty on the Ann Mason and Blue Hill deposits.